Moleculin

Developing ground-breaking therapies for highly resistant cancers and viruses

March 8, 2021
March Investor Public Presentation

(Nasdaq: MBRX)

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

Introduction by the Numbers



Moleculin Biotech, Inc.

3 Core Technologies

- Annamycin – " Next generation" noncardiotoxic anthracycline
- WP1066/WP1220 – first-in-class p-STAT3 inhibitors
- WP1122 – antimetabolites targeting glycolysis and glycosylation
- Provides for "multiple shots on goal"

5 Clinical Trials - 2020

Internally Funded	• US P1 in AML completed • EU P1/2 AML under way • EU P1 PoC in Cutaneous T-Cell Lymphoma (CTCL) completed
Externally Funded	• US P1 in GBM under way • US P1 in Pediatric brain tumors under way (including DIPG)

3 Drugs with Human Activity

Subtherapeutic dose levels

- Annamycin in AML
- WP1066 in DIPG
- WP1220 in CTCL

Moleculin Biotech, Inc.

8 Clinical Trials - 2021

Projected trials in 2021

Internally Funded

- EU P1/2 – AML (Annamycin single agent)
- EU P1/2 – AML (Annamycin + Ara-C)
- US P1/2 – Sarcoma lung mets (Annamycin)

Externally Funded

- EU P1/2 – Sarcoma lung mets (Annamycin)
- US P1 – GBM (WP1066 + combination with radiation) – Seeking add'l Sponsors
- US P1 – Pediatric brain tumors (including DIPG; WP1066)
- EU P2 – CTCL (intended collaboration; WP1220)
- US/EU P1a/1b – Cancer/COVID-19

Multiple Shots on Goal

- Reduces risk associated with single-technology companies
- Provides investors more than one way to benefit
- Spreads fixed costs across multiple development platforms

Moleculin Biotech, Inc.

15 Employees

- Extensive drug development and life science experience
- Supported by over 150 contractors worldwide
- Industry-leading advisory board
- Public in 2016
- Most technology licensed from MD Anderson Cancer Center

'23 Cash Runway

- Estimated by management cash runway thru at least 2023
- Based on higher level of R&D from today's rate to reflect projected increase in preclinical & clinical activity
- Dependent upon preclinical and clinical activity
- Prelim. Y/E cash = $15 million; Approx. $80 million raised in Q1-21
- Continuing efforts to expand third-party collaborations
- Provides time for potential human activity to be shown in multiple indications

Corporate Presentation



Executive Management Team



Walter Klemp,
Chairman, President & CEO



Don Picker, PhD
Chief Science Officer



Jonathan P. Foster, CPA, CGMA
EVP & CFO



Robert Shepard, MD, FACP
Chief Medical Officer



Sandra Silberman, MD & PhD
Chief Medical Officer – New Products

Selected Prior Experience

soliton
ZENO
Inc. 500
Drypers
Coopers & Lybrand
SYNERGY PHARMACEUTICALS
TAPESTRY Life Science
CARBOPLATIN
InfuSystem
LSG Sky Chefs
Drypers
Schlumberger
Deloitte.
DANA-FARBER CANCER INSTITUTE
University of Virginia
HARVARD UNIVERSITY
Takeda
FDA
Tufts UNIVERSITY
AstraZeneca
Roche
Bristol-Myers Squibb
NOVARTIS
Pfizer

Moleculin

Science Advisory Board



Waldemar Priebe, PhD

The University of Texas MD Anderson Cancer Center



Paul Waymack, MD, ScD

FDA

Pancreatic



James Abbruzzese, MD

Dana-Farber Cancer Institute

Duke University School of Medicine

Hematology



Elihu Estey, MD

Fred Hutch — Cures Start Here

Johns Hopkins School of Medicine



Marty Tallman, MD

Memorial Sloan Kettering Cancer Center



Jorge Cortes, MD

The New England Journal of Medicine

Georgia Cancer Center, Augusta University

Virology



Richard Whitley, MD

NIH National Institute of Allergy and Infectious Diseases



Dominique Schols, PhD

Katholieke Universiteit Leuven Rega Instituut



Hongbo Zhai, MD

UCSF

Three Core Technologies

1 Next Generation Anthracycline

- Non-cardiotoxic
- Avoids multidrug resistance
- Enables "organ-targeted" therapy

Annamycin

2 Immune / Transcription Modulators

- p-STAT3 inhibitor
- Key cancer and viral signaling pathway
- ↑ immune response/memory

WP1066/WP1220

3 Antimetabolites / Glycosylation Inhibitor

- Prodrug of glucose decoy enables drug-like properties
- Disruption of metabolisms - relevant to certain cancers and viruses

WP1122

Potential for Drug Combination Therapies

Multiple Candidates/Multiple Indications

	Drug Candidate	Indication	In Vitro Activity	Animal Activity	IND/ In Clinic	Human Activity	ODD/ RPD	Fast Track
1	Annamycin	AML	✓	✓	✓	✓	✓	✓
		Lung Mets	✓	✓	✓		✓	P
2	WP1066	DIPG	✓	✓	✓	✓	✓	P
		GBM	✓	✓	✓		✓	P
	WP1220	CTCL	✓	✓	✓	✓	P	P
3	WP1122	GBM	✓	✓	'21		P	P
		Pancreatic	✓	✓	'21			P
		COVID-19	✓	✓*	'21	*	P	P
	WP1096/ WP1097	HIV	✓	'21	'22			P
		Zika/Dengue	✓	'21	'22			P

*2-DG (active moiety in WP1122) active in Phase 2 COVID-19 trial conducted by an unrelated company in India; based on public information

P = Potential

Moleculin

Leading Partnerships, Collaborations

Our world-leading partnerships & collaborations significantly expand our research capabilities and increase our knowledgebase



REGA INSTITUTE KU LEUVEN

Dr. Dominique Schols of the Rega Institute has joined the Moleculin Science Advisory Board

D·E·R·M·I·N

WPD Pharmaceuticals

MARIA SKLODOWSKA-CURIE INSTITUTE – ONCOLOGY CENTER

Annamycin AML trial in EU, Sublicenses for co-development, collaborations on development. WP1220 Phase 1 trial

GOETHE UNIVERSITÄT FRANKFURT AM MAIN

EMORY UNIVERSITY

Physician sponsored pediatric "all-comers" brain tumor trial – DIPG, Medulloblastoma, Gliomas

UNICAMP

Working via SRA on WP1122 and COVID-19

MD Anderson ~~Cancer~~ Center

All science is licensed from MD Anderson and we sponsor a research lab there as well. MD Anderson also running a physician-sponsored GBM trial with WP1066

Moleculin Australia

MAYO CLINIC

IITRI

The University of Iowa

ImQuest BioSciences

Moleculin

Development Pipeline – Internally Funded

	Preclinical	Phase 1	In Clinic Activity	Phase 2	Collaboration
Annamycin Next Generation, Organ-targeted, Non-cardiotoxic anthracycline	AML (Single Agent P2; Combo P1/2)			2021	D·E·R·M·I·N WPD Pharmaceuticals
	Lung Mets (US Phase 1)		2021		Targeting major cancer center in US
Immune/Transcription Modulators Inhibit pSTAT3, HIF-1α, c-Myc	WP1066 IV Formulation				Existing brain tumor collaborators
Antimetabolites/ Glycosylation Inhibitor	GBM/Pancreatic/Anti -Viral (WP1122; WP1096/1097)				WPD Pharmaceuticals UNIVERSITY OF BERGEN 3 major university virology centers

Active | Expected

Development Pipeline – Externally Funded*

Program	Indication	Preclinical / Phase 1 / In Clinic Activity / Phase 2	Collaboration
Annamycin Next Generation, Organ-targeted, Non-cardiotoxic anthracycline	Lung Sarcoma Mets (EU Phase 1)	2021	WPD Pharmaceuticals
Immune/Transcription Modulators Inhibit pSTAT3, HIF-1α, c-Myc	GBM (Single agent P1/2; Combo P1/2)	2021	Sponsored trial at MD Anderson Cancer Center/Seeking Add'l Sponsors
	Ped Brain Tumors (WP1066 US Phase 1)		MAYO CLINIC EMORY UNIVERSITY
	CTCL (WP1220)	2021	Actively seeking collaborative partner/ Potential for Phase 2a Internally Funded
Antimetabolites / Glycosylation Inhibitor	GBM (EU Proof of Concept)/ Anti-Viral (WP1122)	2021	WPD Pharmaceuticals

Active | Expected

* These programs are largely dependent on external funding and their timing may be out of our control.

Moleculin

Key Developments

Annamycin

- 45% efficacy with single agent (still in dose escalation, yet to reach MTD)
- No evidence of cardiotoxicity
- ODD and Fast Track in AML
- New published data shows much higher efficacy in AML when combined with Ara-C
- 34x better accumulation in lungs than doxorubicin (SOC)
- IND and ODD just awarded in sarcoma

WP1066/WP1220

- First ever activity shown in DIPG patient
- New grant awarded to combine WP1066 with radiation for GBM
- ODD awarded for GBM
- RPD awarded for 3 tumor types
- WP1220 shown effective in P1 CTCL trial; Preparing for P2

WP1122

- 2-DG (active moiety of WP1122) shown active in COVID-19 patients in India*
- WP1122 shown more active against SARS-CoV-2 than 2-DG in vitro
- Preclinical toxicology for IND completed
- Awaiting suitable COVID-19 animal model (1H21) or a regulatory authority clearance w/o animal efficacy studies

*Based on public disclosures of trial conducted by an unrelated company in India

Moleculin

COVID-19 Roadmap


Status
Goals
2-DG active against CoV-2 in 2 independent in vitro studies
2-DG active in COVID-19 patients in India[1]
MBRX shows WP1122 more active than 2-DG in CoV-2 in vitro
Targeting 1H21 for COVID-19 IND
In vitro studies of related antimetabolites under way
COVID-19 IND feasible?[2]
Anti-CoV-2 activity > WP1122?
No
Yes
Yes
No
Submit IND/CTA for cancer indication
COVID-19 Clinical Trials
Submit IND/CTA for other viruses
Fast Track GBM or pancreatic cancer
Fast Track COVID-19 Therapy
Bigger/ long-term antiviral market potential

[1] Based on public disclosures of trial conducted by an unrelated company in India

[2] FDA requires validation in a COVID-19 animal model; previously contracted and announced hamster model has been deemed unsuitable for WP1122 and the Company is now attempting to contract for an appropriate mouse model for which availability is limited due to high demand

Moleculin

Potential 2021/2022 Value Inflection Points


2021
2022
1H
2H
1H
2H
1
AML Single Agent P1/2
AML Combination with Ara-C P1/2
US STS P1
EU STS
2
GBM Single Agent P1/2
GBM Combination with radiation P1/2
DIPG P1
DIPG P2 Pivotal
CTCL P2
3
Cancer/COVID-19 P1a/1b
COVID-19 P2 Pivotal
Accomplished
File/Award
Milestone
Start
Data Readout
Clinical Updates

Moleculin

Financial Review



Financial Statement Summary

In thousands, except for share and per share data and shares outstanding	For the Year Ended 12/31/19	For the 9 mos 9/30/2020
	(Unaudited)	(Unaudited)
Statement of Operations Data		
Revenue	-	-
Research and development	$11,013	$10,971
General and administrative and depreciation	6,511	5,276
Loss from operations	(17,524)	(16,247)
Net loss	(13,205)	(14,716)
Net loss per common share – basic and diluted	$ (0.32)	$ (0.26)
Basic and diluted weighted average shares outstanding[1]	40,721,406	56,979,507
Balance Sheet Data		
Cash and cash equivalents	$ 10,735	$ 12,795
Prepaid expenses and other	2,749	2,455
Total current assets	13,484	15,250
Total assets	$25,235	$27,144
Total current liabilities	3,570	3,438
Total liabilities	9,664	12,677
Total stockholders' equity	15,571	14,467
Total liabilities and stockholders' equity	$25,235	$27,144

- $80 million gross proceeds from raises in Q1-21
- Runway thru at least 2023
- Leverage R&D with contractors, sponsored research, and investigator led trials
- 5 clinical trials in 2020 on a tight R&D spend – up to 8 planned for 2021
- Approximately $22 million raised in 2020
- February 26, 2021 shares outstanding 28,430,140.
- 10K to be released March 26, 2021

The above financial information is summarized from the Company's most recent forms filed with the SEC (www.sec.gov) and Company estimates.

[1] Prior to reverse split

Moleculin

Appendix



Annamycin - AML Landscape


AML Patients
IDH1
2%
IDH2
1%
FLT3
4%
CR/BMT
15%
Unfit
40%
No Viable
Options
38%
60% Fit
for
Intensive
Chemo

- Approximately 160,000 incident cases worldwide
- 40% are unfit for intensive chemotherapy
- About 15% (25% of fit patients) treated with SOC will remiss or move on to BMT
- About 2% and 1% are helped by agents targeting IDH1 and IDH2, respectively
- About 4% are helped by agents targeting FLT-3
- 38% of patients are fit but have no viable treatment options (primary Annamycin target)
- As a 2nd line therapy, Annamycin can address 38% and as a 1st line therapy, another 15%+

Source: Biomedtracker 24 July 2020; Management estimates

STS Lung Mets Landscape



Soft Tissue Sarcoma
PM
6%
Inoperable
14%
No Lung
Mets
50% - 80%
20% to 50%
may
benefit
from
Annamycin
Up to 50%
may have
or develop
lung mets

- Approximately 130,000 incident cases worldwide
- 20% to 50% will have lung mets
- About 30% will have success with resection (PM = Pulmonary Metastasectomy)
- Most treated with doxorubicin, with or without resection
- 10% - 30% will respond to doxorubicin, but most of those will relapse

Source: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157

Moleculin

WP1066 – DIPG Landscape

- Significant unmet need remains in Diffuse Interstitial Pontine Glioma (DIPG)
  - 10% of all childhood CNS tumors - 200-400 estimated annual incidence of DIPG
  - Arise in the brainstem, which controls vital functions, thus unable to be surgically removed
  - Treatment is radiation therapy, which only addresses symptoms
  - 2-year survival is <10%; 5-year survival is <1%
- Chemotherapy trials of over 200 drugs have not shown any impact on the disease
- WP1066 is most published asset (over 50 peer review articles) and 1 of very few in the clinic focused on p-STAT3
- Value estimated at minimum of $100M (market value of Priority Review Voucher)
- Current patents combined with ODD status provide ample protected runway

Source: https://www.stjude.org/disease/diffuse-intrinsic-pontine-glioma.html; https://dipg.org/dipg-facts/what-is-dipg/; https://www.sunherald.com/news/special-reports/dipg/article174144546.html; https://www.ncbi.nlm.nih.gov/books/NBK560640/; Management estimates

WP1220 - CTCL Landscape



US & EU 48%
Global
Africa 5%
North America 19%
Europe 29%
Asia 38%
Ocenaia 2%
LatAm 7%

- Incidence ~ 16,000 worldwide in 2020 (US + EU 48%) growing to 18,000 by 2026
- Asia has the highest incidence (38%)
- Stage I-II represents approximately 73%-80% of cases
- Prevalence is 42,000 in US & EU growing to 45,000 with prevalence in Japan – 49,000 by 2026. As this is a chronic disease, incorporation of new topical therapies that are more effective and less toxic uses this statistic to gauge potential revenue



Stage IA
Erythro-derma 12%
<10% BSA 43%
Tumor(s) 15%
≥10% BSA 30%
Stage IB
Stage IIA

Habermann TM, Pittelkow MR. Cutaneous T-cell lymphoma and cutaneous B-cell lymphoma. In: Abeloff MD, Armitage JO, Niederhuber JE, Kastan MB, McKenna WG, eds. Clinical Oncology. 3rd ed. New York, NY: Churchill Livingstone; 2004:3077–3108

Source: Biomedtracker CTCL Disease Background and Treatment Nov 16, 2020; www/lls.org," CutaneousT-Cell Lymphoma Facts -No. 5 in a series providing the latest information"

Moleculin

WP1122 - Therapeutic COVID-19 Landscape


Glycolysis, 2
Target
Stage
Classification
Biologic, 12%
Receptor, 76
NME, 46%
Virus Specific, 71
Immune, 57
Other, 256
Other, 42%
P3, 20
P2, 63
P1, 33
IIT/OUS, 102
Preclinical, 240

- 461 treatment (therapeutic) projects are being tracked
- More than 50% of them are Preclinical
- Advancing WP1122 to Phase 1 will put us in rare company
- We are only 1 of 2 known to be pursuing glycolysis, with the other being Dr. Reddy's with 2-DG
- We believe whatever 2-DG can do, WP1122 can do better
- 3 treatments are approved in the US: Remdesivir and 2 biologics (Lilly and Regeneron)

Source: Biomedtracker Indication Profile as of Nov 16 , 2020

Investment Highlights

3	Potential Blockbuster Technologies
5	2020 Phase 1 clinical trials
3	Drugs showing early human activity
8	2021 Phase 1 & 2 trials expected
'23	Projected cash runway or more

Non-cardiotoxic anthracycline

STAT3 Inhibitor

Antimetabolites – cancers and viruses

World class collaboration
Highly experienced team
Exclusive IP/Fast Track Potential